INVESTOR PRESENTATION FOURTH QUARTER 2018

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2018 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 6, 2019, which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

OUR JOURNEY PHASE PHASE PHASE STABILIZE TRANSFORM AND GROW ACCELERATE GROWTH • BUILT THE FOUNDATION • COMPARABLE SALES GROWTH • EXPAND GLOBALLY • RETURNED TO GROWTH • GROSS PROFIT RATE EXPANSION • TAKE SHARE IN THE U.S. • CENTERED AROUND THE CUSTOMER • LEVERAGE EXPENSES • DEVELOP PLAYBOOKS TO ALIGN PRODUCT, VOICE & EXPERIENCE 3

OUR TRANSFORMATION INITIATIVES OPTIMIZING OUR STORE NETWORK • RIGHTSIZING STORE FLEET AND ADAPTING TO THE EVOLVING ROLE OF THE STORE AS CUSTOMERS' SHOPPING PREFERENCES SHIFT ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • CREATING BEST-IN-CLASS CUSTOMER EXPERIENCES WHILE GROWING PROFITABLY ACROSS CHANNELS INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • FURTHER INVESTMENT IN CAPABILITIES TO POSITION SUPPLY CHAIN FOR GREATER SPEED, AGILITY AND FLEXIBILITY • LEVERAGE DATA AND ANALYTICS TO OFFER THE RIGHT PRODUCT AT THE RIGHT TIME AND THE RIGHT PRICE IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • BETTER LEVERAGE DATA, INCLUDING OUR LOYALTY PROGRAMS, TO ENGAGE WITH CUSTOMERS ACROSS CHANNELS • DRIVE MORE EFFICIENT AND EFFECTIVE MARKETING SPEND 4

OUR FISCAL 2020 TARGETS AS PRESENTED DURING OUR INVESTOR DAY ON APRIL 25, 2018 LOW SINGLE-DIGIT SALES CAGR – POSITIVE COMPARABLE SALES – GLOBAL MARKET EXPANSION MODEST GROSS PROFIT RATE EXPANSION OPERATING EXPENSE LEVERAGE DOUBLE FISCAL 2017 ADJUSTED NON-GAAP EBIT MARGIN OF 2.9% 5

CEO COMMENTARY "We ended 2018 on a strong note, recording our sixth consecutive quarter and second consecutive full year of positive comparable sales while exceeding $1 billion in annual digital sales. I am proud of our team and all we have accomplished this year. Most importantly, while delivering on the top- line, we drove gross profit rate improvement and operating expense leverage resulting in 100 basis points of adjusted EBIT margin expansion and a 77% improvement in adjusted net income for the full year. We continue to keep the customer at the center of everything we do and are excited about the future of our brands. Our transformation initiatives are gaining traction and keeping us on track to deliver our previously disclosed fiscal 2020 targets." Fran Horowitz, Chief Executive Officer 6

Q4 P&L SUMMARY % OF NET % OF NET 2018 SALES 2017 SALES NET SALES $1,155,602 100.0% $1,193,158 100.0% GROSS PROFIT 682,857 59.1% 697,395 58.4% OPERATING EXPENSE 554,555 48.0% 569,438 47.7% OTHER OPERATING INCOME, NET (1,364) (0.1)% (12,383) (1.0)% OPERATING INCOME 129,666 11.2% 140,340 11.8% INTEREST EXPENSE, NET 2,101 0.2% 4,109 0.3% INCOME BEFORE INCOME TAXES 127,565 11.0% 136,231 11.4% INCOME TAX EXPENSE 29,201 2.5% 60,698 5.1% NET INCOME $96,936 8.4% $74,210 6.2% NET INCOME PER SHARE BASIC $1.47 $1.08 DILUTED $1.42 $1.05 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 66,074 68,523 DILUTED 68,071 70,357 7

Q4 ADJUSTED P&L SUMMARY* % OF NET % OF NET 2018 SALES 2017 SALES NET SALES $1,155,602 100.0% $1,193,158 100.0% GROSS PROFIT 682,857 59.1% 697,395 58.4% OPERATING EXPENSE 554,555 48.0% 561,392 47.1% OTHER OPERATING INCOME, NET (1,364) (0.1)% (12,383) (1.0)% OPERATING INCOME 129,666 11.2% 148,386 12.4% INTEREST EXPENSE, NET 2,101 0.2% 4,109 0.3% INCOME BEFORE INCOME TAXES 127,565 11.0% 144,277 12.1% INCOME TAX EXPENSE 34,500 3.0% 45,791 3.8% NET INCOME $91,637 7.9% $97,163 8.1% NET INCOME PER SHARE BASIC $1.39 $1.42 DILUTED $1.35 $1.38 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 66,074 68,523 DILUTED 68,071 70,357 * The Q4 Adjusted P&L Summary for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on slide 11. 8

FULL YEAR P&L SUMMARY % OF NET % OF NET 2018 SALES 2017 SALES NET SALES $3,590,109 100.0% $3,492,690 100.0% GROSS PROFIT 2,159,916 60.2% 2,083,842 59.7% OPERATING EXPENSE 2,038,465 56.8% 2,028,730 58.1% OTHER OPERATING INCOME, NET (5,915) (0.2)% (16,938) (0.5)% OPERATING INCOME 127,366 3.5% 72,050 2.1% INTEREST EXPENSE, NET 10,999 0.3% 16,889 0.5% INCOME BEFORE INCOME TAXES 116,367 3.2% 55,161 1.6% INCOME TAX EXPENSE 37,559 1.0% 44,636 1.3% NET INCOME $74,541 2.1% $7,094 0.2% NET INCOME PER SHARE BASIC $1.11 $0.10 DILUTED $1.08 $0.10 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,350 68,391 DILUTED 69,137 69,403 9

FULL YEAR ADJUSTED P&L SUMMARY* % OF NET % OF NET 2018 SALES 2017 SALES NET SALES $3,590,109 100.0% $3,492,690 100.0% GROSS PROFIT 2,159,916 60.2% 2,083,842 59.7% OPERATING EXPENSE 2,027,199 56.5% 1,999,999 57.3% OTHER OPERATING INCOME, NET (5,915) (0.2)% (16,938) (0.5)% OPERATING INCOME 138,632 3.9% 100,781 2.9% INTEREST EXPENSE, NET 10,999 0.3% 16,889 0.5% INCOME BEFORE INCOME TAXES 127,633 3.6% 83,892 2.4% INCOMETAX EXPENSE 43,577 1.2% 35,456 1.0% NET INCOME $79,789 2.2% $45,005 1.3% NET INCOME PER SHARE BASIC $1.18 $0.66 DILUTED $1.15 $0.65 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,350 68,391 DILUTED 69,137 69,403 * The Full Year Adjusted P&L Summary for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on slide 11. 10

EXCLUDED ITEMS 2018 Q1 Q2 Q3 Q4 FULL YEAR LEGAL CHARGES $5,600 $— $(3,005) $— $2,595 ASSET IMPAIRMENT — 8,671 — — 8,671 PRE-TAX EXCLUDED ITEMS 5,600 8,671 (3,005) — 11,266 TAX EFFECT (1) (1,541) (2,689) 1,064 683 (2,483) TAX CUTS AND JOBS ACT OF 2017 CHARGES — 2,042 405 (5,982) (3,535) TOTAL EXCLUDED ITEMS $4,059 $8,024 $(1,536) $(5,299) $5,248 2017 Q1 Q2 Q3 Q4 FULL YEAR LEGAL CHARGES $— $— $11,070 $4,000 $15,070 ASSET IMPAIRMENT — 6,135 3,480 4,046 13,661 PRE-TAX EXCLUDED ITEMS — 6,135 14,550 8,046 28,731 TAX EFFECT (1) — (1,610) (4,117) (5,029) (10,756) TAX CUTS AND JOBS ACT OF 2017 CHARGES — — — 19,936 19,936 TOTAL EXCLUDED ITEMS $— $4,525 $10,433 $22,953 $37,911 (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. In the fourth quarter of fiscal 2018, excluded Items consist of the impact of prior quarters' excluded items on the adjusted non-GAAP tax provision, as well as discrete net tax benefits related to the Tax Cuts and Jobs Act of 2017. 11

Q4 NET SALES OF $1.2B, DOWN 3% FROM LAST YEAR YTD YEAR-OVER-YEAR DECREASE DRIVEN BY A COMBINED ADVERSE IMPACT OF 6% FROM THE LOSS OF 2017'S 53RD WEEK AND THE CALENDAR SHIFT, AS WELL AS CHANGES IN FOREIGN CURRENCY ABERCROMBIE ABE40.9%RCRO MBIE 40.2% BRAND HOHOLLISTERLLISTER C CO.O. HOLLISTER ABERCROMBIE 59.1%59. 8% $713M $443M • 61.7% OF TOTAL NET SALES • 38.3% OF TOTAL NET SALES • NET SALES UP 1% FROM LAST YEAR • NET SALES DOWN 9% FROM LAST YEAR INTERNATIONAL ABERCROMBIE 40.2% 36.6% GEOGRAPHY HUNITEDOLLIST STATESER CO. 63.4%59 .8% UNITED STATES INTERNATIONAL $779M $377M • 67.4% OF TOTAL NET SALES • 32.6% OF TOTAL NET SALES • NET SALES UP 1% FROM LAST YEAR • NET SALES DOWN 10% FROM LAST YEAR 12

Q4 COMPARABLE SALES OF 3%* YTD EXCLUDING ADVERSE IMPACTS FROM THE LOSS OF FISCAL 2017'S 53RD WEEK AND CALENDAR SHIFT, AS WELL AS CHANGES IN FOREIGN CURRENCY EXCHANGE RATES ABERCROMBIE ABE40.9%RCRO MBIE 40.2% HOHOLLISTERLLISTER C CO.O. 59.1%59. 8% 6% HOLLISTER 5% -2% INTERNATIONAL UNITED STATES INTERNATIONAL ABERCROMBIE 40.2% -2% 36.6% ABERCROMBIE HUNITEDOLLIST STATESER CO. 63.4%59 .8% * Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the calendar shift resulting from the 53rd week in fiscal 2017, comparable sales for the fourth quarter ended February 2, 2019 are compared to the 13 weeks ended February 3, 2018. 13

FULL YEAR NET SALES OF $3.6B, UP 3% FROM LAST YTD YEAR, INCLUDING $1.1B IN DIGITAL SALES ABERCROMBIE BRAND ABE40.9%RCRO MBIE 40.2% HOLLISTER ABERCROMBIE HOHOLLISTERLLISTER C CO.O. $2.15B $1.44B 59.1%59. 8% • 60.0% OF TOTAL NET SALES • 40.0% OF TOTAL NET SALES • NET SALES UP 6% FROM LAST YEAR • NET SALES DOWN 1% FROM LAST YEAR INTERNATIONAL ABERCROMBIE 40.2% 36.6% GEOGRAPHY HUNITEDOLLIST STATESER CO. 63.4%59 .8% UNITED STATES INTERNATIONAL $2.32B $1.27B • 64.7% OF TOTAL NET SALES • 35.3% OF TOTAL NET SALES • NET SALES UP 5% FROM LAST YEAR • NET SALES DOWN 1% FROM LAST YEAR 14

FULL YEAR COMPARABLE SALES OF 3%* YTD EXCLUDING THE ADVERSE IMPACT FROM THE LOSS OF FISCAL 2017'S 53RD WEEK AND BENEFITS FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES ABERCROMBIE ABE40.9%RCRO MBIE 40.2% HOHOLLISTERLLISTER C CO.O. 59.1%59. 8% 5% HOLLISTER 6% -2% INTERNATIONAL UNITED STATES INTERNATIONAL ABERCROMBIE 40.2% 1% 36.6% ABERCROMBIE HUNITEDOLLIST STATESER CO. 63.4%59 .8% * Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the calendar shift resulting from the 53rd week in fiscal 2017, comparable sales for the year ended February 2, 2019 are compared to the 52 weeks ended February 3, 2018. 15

Q4 OPERATING EXPENSE GAAP % OF NET GAAP % OF NET 2018 SALES 2017 SALES Δ bps (3) STORE OCCUPANCY (1) $157,111 13.6% $165,432 13.9% (30) ALL OTHER (2) 277,345 24.0% 271,825 22.8% 120 STORES AND DISTRIBUTION 434,456 37.6% 437,257 36.6% 100 MARKETING, GENERAL & ADMINISTRATIVE 118,902 10.3% 128,135 10.7% (40) ASSET IMPAIRMENT 1,197 0.1% 4,046 0.3% (20) TOTAL $554,555 48.0% $569,438 47.7% 30 NON-GAAP % OF NET NON-GAAP % OF NET 2018* SALES 2017* SALES Δ bps (3) STORE OCCUPANCY (1) $157,111 13.6% $165,432 13.9% (30) ALL OTHER (2) 277,345 24.0% 271,825 22.8% 120 STORES AND DISTRIBUTION 434,456 37.6% 437,257 36.6% 100 MARKETING, GENERAL & ADMINISTRATIVE 118,902 10.3% 124,135 10.4% (10) ASSET IMPAIRMENT 1,197 0.1% — —% 10 TOTAL $554,555 48.0% $561,392 47.1% 90 * Q4 adjusted non-GAAP operating expense for the current period and prior periods are presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 11. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense and distribution center costs. (3) Rounded based on reported percentages. 16

Abercrombie & Fitch Co.

A&F | a&f | gilly hicks

FULL YEAR OPERATING EXPENSE

	GAAP 2018	% OF NET SALES	GAAP 2017	% OF NET SALES	Δ bps [3]
STORE OCCUPANCY [1]	$628,975	17.5%	$659,259	18.9%	(140)
ALL OTHER [2]	913,047	25.4%	883,166	25.3%	10
STORES AND DISTRIBUTION	1,542,022	43.0%	1,542,425	44.2%	(120)
MARKETING, GENERAL & ADMINISTRATIVE	484,863	13.5%	471,914	13.5%	—
ASSET IMPAIRMENT	11,580	0.3%	14,391	0.4%	(10)
TOTAL	$2,038,465	56.8%	$2,028,730	58.1%	(130)

	NON-GAAP 2018*	% OF NET SALES	NON-GAAP 2017*	% OF NET SALES	Δ bps [3]
STORE OCCUPANCY [1]	$628,975	17.5%	$659,259	18.9%	(140)
ALL OTHER [2]	913,047	25.4%	883,166	25.3%	10
STORES AND DISTRIBUTION	1,542,022	43.0%	1,542,425	44.2%	(120)
MARKETING, GENERAL & ADMINISTRATIVE	482,268	13.4%	456,844	13.1%	30
ASSET IMPAIRMENT	2,909	0.1%	730	—%	10
TOTAL	$2,027,199	56.5%	$1,999,999	57.3%	(80)

* Full year adjusted non-GAAP operating expense for the current and prior periods is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 11.

(1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense.

(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense and distribution center costs.

(3) Rounded based on reported percentages.

17

SHARE REPURCHASES AND DIVIDENDS SHARE REPURCHASES (1) NUMBER OF AVERAGE SHARES COST COST DIVIDENDS TOTAL Q1 2018 778.2 $18,670 $23.99 $13,642 $32,312 Q2 2018 969.1 25,000 25.80 13,554 38,554 Q3 2018 1,184.5 25,000 21.11 13,354 38,354 Q4 2018 — — — 13,164 13,164 YEAR TO DATE 2018 2,931.7 $68,670 $23.42 $53,714 $122,384 SHARE REPURCHASES NUMBER OF AVERAGE SHARES COST COST DIVIDENDS TOTAL Q1 2017 — $— $— $13,554 $13,554 Q2 2017 — — — 13,605 13,605 Q3 2017 — — — 13,617 13,617 Q4 2017 — — — 13,616 13,616 YEAR TO DATE 2017 — $— $— $54,392 $54,392 (1) At the end of fiscal 2018, the company had approximately 3.6 million shares remaining available for purchase under its publicly announced stock repurchase authorization. 18

861 STORES GLOBALLY AS OF Q4 2018 EXCLUDING 15 INTERNATIONAL FRANCHISE STORES ACROSS BRANDS 123 18 CANADA EUROPE 663 9 48 UNITED STATES MIDDLE EAST ASIA 542 HOLLISTER 319 ABERCROMBIE 19

Q4 STORE COUNT ACTIVITY UNITED MIDDLE TOTAL COMPANY TOTAL STATES CANADA EUROPE ASIA EAST END OF Q3 2018 879 684 18 120 48 9 OPENINGS 6 3 — 3 — — CLOSINGS (24) (24) — — — — END OF Q4 2018 861 663 18 123 48 9 HOLLISTER (1) END OF Q3 2018 547 400 11 102 29 5 OPENINGS 4 2 — 2 — — CLOSINGS (9) (9) — — — — END OF Q4 2018 542 393 11 104 29 5 ABERCROMBIE (2) END OF Q3 2018 332 284 7 18 19 4 OPENINGS 2 1 — 1 — — CLOSINGS (15) (15) — — — — END OF Q4 2018 319 270 7 19 19 4 (1) Excludes nine international franchise stores as of February 2, 2019 and eight international franchise stores as of November 3, 2018. (2) Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes six international franchise stores as of February 2, 2019 and November 3, 2018. 20

Q4 NEW STORE OPENINGS BRAND CENTER CITY DATE LA PALMERA CORPUS CHRISTI, TEXAS 11/12/2018 THE MALL OF VICTOR VALLEY VICTORVILLE, CALIFORNIA 11/21/2018 HOLLISTER RIEM ARCADEN MUNICH, GERMANY 12/21/2018 ETTLINGER TOR KARLSRUHE, GERMANY 2/1/2019 KEYSTONE INDIANAPOLIS, INDIANA 11/9/2018 A&F MYZEIL FRANKFURT, GERMANY 12/14/2018 21

STORE OPTIMIZATION ACTIVITY Q4 2018 HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 4 2 6 REMODELS 3 — 3 RIGHT-SIZES — 3 3 TOTAL NEW EXPERIENCES 7 5 12 STORE CLOSURES (9) (15) (24) FULL YEAR 2018 HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 13 9 22 REMODELS 28 1 29 RIGHT-SIZES 5 11 16 TOTAL NEW EXPERIENCES 46 21 67 STORE CLOSURES (9) (20) (29) (1) Includes one right-size related to the abercrombie kids brand. (2) Includes three new stores and three right-sizes related to the abercrombie kids brand. 22

FISCAL 2019 STORE OPTIMIZATION OUTLOOK* HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 20 20 40 REMODELS 25 — 25 RIGHT-SIZES 10 10 20 TOTAL NEW EXPERIENCES 55 30 85 STORE CLOSURES UP TO 40 * Figures presented on this slide are estimated approximations and actual new store experiences for fiscal 2019 may differ from our expectations. (1) Includes 15 new stores and five right-sizes related to the abercrombie kids brand. 23

FISCAL 2019 OUTLOOK EXCLUDES IMPACTS FROM IMPLEMENTING THE NEW LEASE ACCOUNTING STANDARD FULL YEAR OUTLOOK NET SALES (1) UP IN THE RANGE OF 2% TO 4% CHANGES IN FOREIGN CURRENCY $15M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) UP LOW-SINGLE DIGITS GROSS PROFIT RATE (3) UP SLIGHTLY GAAP OPERATING EXPENSE (4) UP APPROXIMATELY 2% EFFECTIVE TAX RATE MID-TO-UPPER 20S WEIGHTED AVERAGE DILUTED SHARES (5) APPROXIMATELY 69M SHARES CAPITAL INVESTMENTS APPROXIMATELY $200M (1) Includes the adverse impacts from changes in foreign currency exchange rates of approximately $15 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 60.2%. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $2.03 billion. Excludes other operating income, net. Excludes impacts from implementing the new lease accounting standard. (5) Excludes the effect of future share buybacks. FIRST QUARTER OUTLOOK NET SALES (1) APPROXIMATELY FLAT CHANGES IN FOREIGN CURRENCY $15M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) FLAT TO UP 2% GROSS PROFIT RATE (3) FLAT TO UP SLIGHTLY GAAP OPERATING EXPENSE (4) APPROXIMATELY FLAT EFFECTIVE TAX RATE MID-20S (1) Includes the adverse impacts from changes in foreign currency exchange rates of approximately $15 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 60.5%. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $481.5 million. Excludes other operating income, net. Excludes impacts 24 from implementing the new lease accounting standard.

APPENDIX 25

Q4 ADJUSTED NON-GAAP RECONCILIATION 2018 EXCLUDED 2018 GAAP ITEMS NON-GAAP INCOME BEFORE INCOME TAXES (1) $127,565 $— $127,565 INCOME TAX EXPENSE (2) 29,201 (5,299) 34,500 NET INCOME $96,936 $5,299 $91,637 NET INCOME PER DILUTED SHARE $1.42 $0.08 $1.35 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 68,071 68,071 (1) There were no pre-tax excluded items in the fourth quarter of fiscal 2018. (2) The effective annual tax rate used in the adjusted non-GAAP tax provision reflects the impact of prior quarters' excluded items and consists of discrete tax benefits of $6.0 million related to the Tax Cuts and Jobs Act of 2017. The tax effect of excluded items is calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. 2017 EXCLUDED 2017 GAAP ITEMS NON-GAAP MARKETING, GENERAL & ADMINISTRATIVE (1) $128,135 $4,000 $124,135 ASSET IMPAIRMENT (2) 4,046 4,046 — OPERATING INCOME 140,340 (8,046) 148,386 INCOME BEFORE INCOME TAXES 136,231 (8,046) 144,277 INCOME TAX EXPENSE (3) 60,698 14,907 45,791 NET INCOME $74,210 $(22,953) $97,163 NET INCOME PER DILUTED SHARE $1.05 $(0.33) $1.38 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 70,357 70,357 (1) Excluded Items consist of charges of $4.0 million related to certain legal matters, which received final court approval and were paid in the fourth quarter of fiscal 2018. (2) Excluded items consist of store asset impairment charges of $4.0 million. (3) Excluded items consist of discrete net tax charges of $19.9 million related to the Tax Cuts and Jobs Act of 2017, and the tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. 26

FULL YEAR ADJUSTED NON-GAAP RECONCILIATION 2018 EXCLUDED 2018 GAAP ITEMS NON-GAAP MARKETING, GENERAL & ADMINISTRATIVE (1) $484,863 $2,595 $482,268 ASSET IMPAIRMENT (2) $11,580 $8,671 $2,909 OPERATING INCOME 127,366 (11,266) 138,632 INCOME BEFORE INCOME TAXES 116,367 (11,266) 127,633 INCOME TAX EXPENSE (3) 37,559 (6,018) 43,577 NET INCOME $74,541 $(5,248) $79,789 NET INCOME PER DILUTED SHARE $1.08 $(0.08) $1.15 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 69,137 69,137 2017 EXCLUDED 2017 GAAP ITEMS NON-GAAP MARKETING, GENERAL & ADMINISTRATIVE (1) $471,914 $15,070 $456,844 ASSET IMPAIRMENT (2) 14,391 13,661 730 OPERATING INCOME 72,050 (28,731) 100,781 INCOME BEFORE INCOME TAXES 55,161 (28,731) 83,892 INCOME TAX EXPENSE (3) 44,636 9,180 35,456 NET INCOME $7,094 $(37,911) $45,005 NET INCOME PER DILUTED SHARE $0.10 $(0.55) $0.65 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 69,403 69,403 (1) Excluded items consist of net charges of $2.6 million and $15.1 million for the current and prior year, respectively, related to certain legal matters, which received final court approval and were paid in the fourth quarter of fiscal 2018. (2) Excluded items consist of store asset impairment charges of $8.7 million and $13.7 million for the current and prior year, respectively. (3) Excluded items consist of discrete net tax benefits of $3.5 million and net tax charges of $19.9 million related to the Tax Cuts and Jobs Act of 2017 for the current year and prior year, respectively, as well as the tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. 27

RELAUNCH OF ICONIC FIERCE FRAGRANCE involves a fully integrated marketing campaign and combines in-store, digital and experiential activations. The new Faces of Fierce include athletes, LGBTQ+ activists, mental health advocates and a group of Malibu surfers who, as volunteer firefighters, bravely fought the recent fires. 28